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                                                                    EXHIBIT 23.1
                                                  CONSENT OF ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 12, 1995 (except with respect to the matters discussed in Note 16, as to which the date is December 21, 1995) included in the Company's Registration Statement (No. 333-00081) on Form S-2 and to all references to our firm included in this Registration Statement.



ARTHUR ANDERSEN LLP

Atlanta, Georgia
February 13, 1996